Exhibit 10.1

U.S. Small Business Administration

AUTHORIZATION

Paycheck Protection Program

SBA Loan# 24335271-00
U.S. Small Business Administration	Lender:
Fresno Loan Servicing Center	TCF National Bank
2719 N Air Fresno Drive	333 E. Main Street
Fresno CA 93727-1547	Midland MI 48640

Lender is issuing this Paycheck Protection Program Loan Authorization for SBA to guarantee

100% of a loan in the amount of $2,545,205.00 to be made by Lender to assist:

Borrower:	Perceptron, Inc.
47827 Halyard Drive
Plymouth, MI 48170

Lender must have a valid SBA Loan Guaranty Agreement (SBA Form 750 and 750B for short term loans, if applicable).

Lender’s issuance is in accordance with the SBA Loan Guaranty Agreement as applicable to a Paycheck Protection Program Loan.

Lender must comply with all SBA Loan Program Requirements applicable to the Paycheck Protection Program, which may be amended from time to time.

This Authorization is subject to the application (including SBA Form 2483) submitted by Borrower to the Lender, the Lender’s representations to SBA, and the following terms and conditions:

1.Lender shall fully disburse the loan at closing.

2.The GUARANTEE FEE IS: $0 as waived under the Paycheck Protection Program.

3.Lender must have Borrower execute a Note containing the following repayment terms: See Promissory Note attached.

4.Proceeds advanced under the Paycheck Protection Program are intended to be disbursed for the following eligible purposes: eligible payroll costs, costs related to the continuation of group healthcare benefits, interest payments on mortgage and other debt obligations entered before February 15, 2020, rent payments on leases entered before February 15, 2020, utility payments on service contracts entered before February 15, 2020, and refinance of an SBA EIDL loan made between January 31, 2020 and April 3, 2020.

LENDER

By:		April 16, 2020

	Authorized Signer, Title	(Date)

CORPORATE RESOLUTION TO BORROW

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$2,545,205.00	04-16-2020	04-01-2022	801501081	4A / US		***
References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing "***" has been omitted due to text length limitations.

		Lender:	TCF National Bank
Corporation:	Perceptron, Inc.		SBA PPP - 6582
	47827 Halyard Drive		2508 South Louise Ave
	Plymouth, MI 48170		Sioux Falls, SD 57106

I, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

THE CORPORATION'S EXISTENCE. The complete and correct name of the Corporation is Perceptron, Inc. ("Corporation"). The Corporation is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Michigan. The Corporation is duly authorized to transact business in all other states in which the Corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Corporation is doing business.  Specifically, the Corporation is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure  to so  qualify would have a material adverse effect on its business or financial condition. The Corporation has the full  power and authority  to own its  properties and to transact the business in which it is presently engaged or presently proposes to engage. The Corporation maintains an office at 47827 Halyard Drive, Plymouth, MI 48170. Unless the Corporation has designated otherwise in writing,  the  principal office  is the  office  at which the Corporation keeps its books and records. The Corporation will notify Lender prior to any change in the location of the Corporation's state of organization or any change in the Corporation's name.  The Corporation shall do all things necessary to preserve and to keep in full  force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Corporation and the Corporation's business activities.

RESOLUTIONS ADOPTED. At a meeting of the Directors of the Corporation, or if the Corporation is a close corporation having no Board of Directors then at a meeting of the Corporation's shareholders, duly called and held on April 16, 2020, at which a quorum was present and  voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

OFFICER. The following named person is an officer of Perceptron, Inc.:

NAMES	TITLES	AUTHORIZED		ACTUAL SIGNATURES
Bill Roeschlein	Treasurer	Y	X

ACTIONS AUTHORIZED. The authorized person listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Corporation. Specifically, but without limitation, the authorized person is authorized,  empowered, and directed  to do the  following for and on behalf of the Corporation:

Borrow Money. To borrow, as a cosigner or otherwise, from time to time from Lender, on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in his or her judgment should be borrowed, without limitation.

Execute Notes. To execute and deliver to Lender the promissory note or notes, or other evidence of the Corporation's credit accommodations, on Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any of the Corporation's indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

Negotiate Items. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the Corporation's account with Lender, or to cause such other disposition of the   proceeds derived therefrom as he or she may deem advisable.

Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver  such other documents and agreements, including agreements waiving the right to a trial by jury, as the officer may in his or her discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

ASSUMED BUSINESS NAMES. The Corporation has filed or recorded all documents or filings required by law relating to all assumed business names used by the Corporation. Excluding the name of the Corporation, the following is a complete list of all assumed business names under which the Corporation does business: None.

NOTICES TO LENDER. The Corporation will promptly notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in  the Corporation's name;  (B)  change in  the  Corporation's assumed  business name(s); (C) change in the management of the Corporation; (D) change in the authorized signer(s); (E) change in the Corporation's principal office address; (F) change in the Corporation's state of organization; (G) conversion of the Corporation to a new or different type of business entity; or (H) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the  Corporation and Lender. No change in the Corporation's name or state of organization will take effect until after Lender has received notice.

CERTIFICATION CONCERNING OFFICERS AND RESOLUTIONS. The officer named above is duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupies the position set opposite his or her respective name. This Resolution now stands of record on  the books of the Corporation, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

NO CORPORATE SEAL. The Corporation has no corporate seal, and therefore, no seal is affixed to this Resolution.

CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender's address shown above (or such addresses as Lender may designate from time to time).   Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice   is given.

IN TESTIMONY WHEREOF, I have hereunto set my hand and attest that the signature set opposite the name listed above is his or her genuine signature.

I have read all the provisions of this Resolution, and I personally and on behalf of the Corporation certify that all statements and representations made in this Resolution are true and correct. This Corporate Resolution to Borrow is dated April 16, 2020.

CERTIFIED TO AND ATTESTED BY:

X
Bill Roeschlein, Treasurer of Perceptron, Inc.

NOTE: If the officer signing  this Resolution  is designated by  the foregoing document  as one  of the officers  authorized to act  on the  Corporation's behalf, it  is advisable to  have this  Resolution  signed by at least one non-authorized officer of the Corporation.

LaserPro, Ver. 18.4.0.040 Copr. Finastra USA Corporation 1997, 2020. All Rights Reserved. - MI K:\CFI\LPL\C10.FC TR-215525 PR-217

PROMISSORY NOTE

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$2,545,205.00	04-16-2020	04-01-2022	801501081	4A / US		***
References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing "***" has been omitted due to text length limitations.

		Lender:	TCF National Bank
Borrower:	Perceptron, Inc.		SBA PPP - 6582
	47827 Halyard Drive		2508 South Louise Ave
	Plymouth, MI 48170		Sioux Falls, SD 57106

Principal Amount:	$2,545,205.00	Interest Rate:	1.000%	Date of Note:	April 16, 2020

PROMISE TO PAY. Perceptron, Inc. ("Borrower") promises to pay to TCF National Bank ("Lender"), or order, in lawful money of the United States of America, the principal amount of Two Million Five Hundred Forty-five Thousand Two Hundred Five & 00/100 Dollars ($2,545,205.00), together with interest on the unpaid principal balance from April 16, 2020, calculated as described in the "INTEREST CALCULATION METHOD" paragraph using an interest rate of 1.000% per annum, until paid in full. The interest rate may change under the terms and conditions of the "INTEREST AFTER DEFAULT" section.

PAYMENT.  Borrower will pay this loan in 18 payments of $143,175.22 each payment.   Borrower's first payment is due November 1, 2020,   and all subsequent payments are due on the same day of each month after that. Borrower's final payment will be due on April 1, 2022, and will be for all principal and all accrued interest not yet paid. Payments include principal and interest. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; and then to any late charges.

INTEREST CALCULATION METHOD. Interest on this Note is computed on a 365/365 simple interest basis; that is, by applying the ratio of the interest rate over the number of days in a year (366 during leap years), multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this Note is computed using this method.

LOAN FEES AND INTEREST.

Notwithstanding anything otherwise set forth in this Note, the interest rate on the loan evidenced by this Note shall at all times be 1.000% per annum, and Borrower shall not be charged (or have any liability for) any fees prohibited under the Paycheck Protection Program authorized by the Coronavirus Aid, Relief and Economic Security (CARES) Act, including without limitation any late charge or dishonored item fee. The terms of this Note providing for a late charge, increased interest rate after default and a dishonored item fee are hereby expressly and permanently waived.

RECEIPT OF PAYMENTS. All payments must be made in U.S. dollars and must be received by Lender at:

Loan Service Center

P.O. Box 1527

.Midland, MI 48641

All payments must be received by Lender consistent with any written payment instructions provided by Lender.

PREPAYMENT. Borrower may pay without penalty all or a portion of the  amount owed  earlier  than it  is  due.  Early  payments will  not,  unless  agreed to by Lender in writing, relieve Borrower of  Borrower's  obligation to  continue to  make  payments  under  the  payment  schedule.  Rather,  early payments will reduce the principal balance due and may result in Borrower's making fewer payments. Borrower agrees not to send Lender payments marked "paid in full",  "without  recourse",  or  similar  language.  If  Borrower  sends  such  a  payment,  Lender  may  accept  it  without  losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written  communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: TCF National Bank, SBA PPP - 6582, 2508 South Louise Ave, Sioux Falls, SD 57106.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the regularly scheduled payment.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, the interest rate on this Note shall be increased by 5.000 percentage points. However, in no event will the interest rate exceed the maximum interest rate limitations under applicable law.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

Payment Default. Borrower fails to make any payment when due under this Note.

Other Defaults.  Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in  any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false  or misleading at any time thereafter.

Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout,  or  the  commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any  creditor  of  Borrower  or by  any  governmental  agency  against  any  collateral  securing  the  loan. This includes  a garnishment  of  any of  Borrower's accounts,  including  deposit accounts,  with Lender.  However,  this  Event of  Default shall   not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the  basis of  the creditor  or  forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or            a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender,  in  its  sole  discretion,  as  being  an  adequate  reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or  disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note.

Change In Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

Insecurity. Lender in good faith believes itself insecure.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance under this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's reasonable attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals.  If not prohibited by applicable law, Borrower also will pay any court costs, in addition to   all other sums provided by law.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW. This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Michigan without regard to its conflicts of law provisions. This Note has been accepted by Lender in the State of Michigan.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Oakland County, State of Michigan.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $37.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

PROMISSORY NOTE

Loan No: 801501081	(Continued)	Page 2

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future.  However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by   law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the debt against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

COLLATERAL. This loan is unsecured.

SBA PROVISION. When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using  such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax,  or liability. As to this Note, Borrower may  not claim or assert against SBA any local or state law to deny any obilgation, defeat any claim of SBA, or preempt federal law.

REPRESENTATIONS, AUTHORIZATIONS AND CERTIFICATIONS. Borrower  hereby certifies that:  (a) Borrower  has read the statements included   in the online credit application for the loan evidenced by this  Note,  including  the  Statements  Required  by  Law  and  Executive  Orders,  and Borrower understands them; (b) Borrower is eligible to receive a loan under the rules in effect at the time of application that had been issued by           the Small Business Administration  (SBA) implementing the Paycheck  Protection Program under Division  A, Title I of  the Coronavirus Aid,  Relief,    and Economic Security Act (CARES Act) (the “Paycheck Protection Program Rule”); (c) Borrower (1) is an independent contractor, eligible  self-employed individual, or sole proprietor or (2) employs no more than the greater  of 500  or employees  or, if  applicable, the  size standard in  number of employees established by the SBA in 13 C.F.R. 121.201 for the Borrower’s industry; (d) Borrower will comply, whenever applicable,           with the civil rights and other limitations in the application form; (e) all SBA loan proceeds will  be  used  only  for  business-related purposes  as specified in the loan application and consistent with  the  Paycheck  Protection  Program  Rule;  (f)  to  the  extent  feasible,  Borrower  will  purchase only American-made equipment and  products; (g) Borrower is  not engaged in any  activity  that is  illegal  under federal, state or  local law; (h) any   loan received by Borrower under Section 7(b)(2) of the Small  Business  Act  between  January  31,  2020  and  April  3,  2020  was  for  a  purpose other than paying payroll costs and other allowable uses of loans under  the  Paycheck  Protection  Program  Rule.  For  Borrowers  who  are  individuals: Borrower authorizes the SBA to request criminal record information about Borrower from criminal justice agencies for the purpose of determining eligibility for programs authorized by the Small Business Act, as amended

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

ELECTRONIC SIGNATURE.

This Note may be signed and delivered electronically using an electronic signature platform or other electronic means approved by Lender, and such electronically signed version shall be valid and enforceable as an original and admissible as such in any court or other proceeding; provided that if there shall simultaneously exist both a "paper out" printed version and an electronic version of this Note, then the "paper out" printed version of this Note bearing the legend "Original" applied and signed on behalf of Lender shall constitute the sole original and authoritative version.

GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability.  All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this  loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify  this loan without the consent of or notice to anyone other than the party with whom the modification is made.  The obligations under this  Note  are joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:

PERCEPTRON, INC.

By:
Bill Roeschlein, Treasurer of Perceptron, Inc.

LaserPro, Ver. 18.4.0.040 Copr. Finastra USA Corporation 1997, 2020. All Rights Reserved. - MI K:\CFI\LPL\D20.FC TR-215525 PR-217

PROMISSORY NOTE

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$2,545,205.00	04-16-2020	04-01-2022	801501081	4A / US		***
References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing "***" has been omitted due to text length limitations.

		Lender:	TCF National Bank
Borrower:	Perceptron, Inc.		SBA PPP - 6582
	47827 Halyard Drive		2508 South Louise Ave
	Plymouth, MI 48170		Sioux Falls, SD 57106

Principal Amount:	$2,545,205.00	Interest Rate:	1.000%	Date of Note:	April 16, 2020

PROMISE TO PAY. Perceptron, Inc. ("Borrower") promises to pay to TCF National Bank ("Lender"), or order, in lawful money of the United States of America, the principal amount of Two Million Five Hundred Forty-five Thousand Two Hundred Five & 00/100 Dollars ($2,545,205.00), together with interest on the unpaid principal balance from April 16, 2020, calculated as described in the "INTEREST CALCULATION METHOD" paragraph using an interest rate of 1.000% per annum, until paid in full. The interest rate may change under the terms and conditions of the "INTEREST AFTER DEFAULT" section.

PAYMENT.  Borrower will pay this loan in 18 payments of $143,175.22 each payment.   Borrower's first payment is due November 1, 2020,   and all subsequent payments are due on the same day of each month after that. Borrower's final payment will be due on April 1, 2022, and will be for all principal and all accrued interest not yet paid. Payments include principal and interest. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; and then to any late charges.

INTEREST CALCULATION METHOD. Interest on this Note is computed on a 365/365 simple interest basis; that is, by applying the ratio of the interest rate over the number of days in a year (366 during leap years), multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this Note is computed using this method.

LOAN FEES AND INTEREST.

Notwithstanding anything otherwise set forth in this Note, the interest rate on the loan evidenced by this Note shall at all times be 1.000% per annum, and Borrower shall not be charged (or have any liability for) any fees prohibited under the Paycheck Protection Program authorized by the Coronavirus Aid, Relief and Economic Security (CARES) Act, including without limitation any late charge or dishonored item fee. The terms  of this Note providing for a late charge, increased interest rate after default and a dishonored item fee are hereby expressly and permanently waived.

RECEIPT OF PAYMENTS. All payments must be made in U.S. dollars and must be received by Lender at: Loan

Service Center

P.O. Box 1527

.Midland, MI 48641

All payments must be received by Lender consistent with any written payment instructions provided by Lender.

PREPAYMENT. Borrower may pay without penalty all or a portion of the  amount owed  earlier  than it  is  due.  Early  payments will  not,  unless  agreed to by Lender in writing, relieve Borrower of  Borrower's  obligation to  continue to  make  payments  under  the  payment  schedule.  Rather,  early payments will reduce the principal balance due and may result in Borrower's making fewer payments. Borrower agrees not to send Lender payments marked "paid in full",  "without  recourse",  or  similar  language.  If  Borrower  sends  such  a  payment,  Lender  may  accept  it  without  losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written  communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: TCF National Bank, SBA PPP - 6582, 2508 South Louise Ave, Sioux Falls, SD 57106.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the regularly scheduled payment.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, the interest rate on this Note shall be increased by 5.000 percentage points. However, in no event will the interest rate exceed the maximum interest rate limitations under applicable law.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

Payment Default. Borrower fails to make any payment when due under this Note.

Other Defaults.  Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in  any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false  or misleading at any time thereafter.

Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout,  or  the  commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any  creditor  of  Borrower  or by  any  governmental  agency  against  any  collateral  securing  the  loan. This includes a garnishment  of  any of  Borrower's accounts,  including  deposit accounts,  with Lender.  However,  this  Event of  Default shall   not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the  basis of  the creditor  or  forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender,  in  its  sole  discretion,  as  being  an  adequate  reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or  disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note.

Change In Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

Insecurity. Lender in good faith believes itself insecure.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance under this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's reasonable attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals.  If not prohibited by applicable law, Borrower also will pay any court costs, in addition to   all other sums provided by law.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW. This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Michigan without regard to its conflicts of law provisions. This Note has been accepted by Lender in the State of Michigan.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Oakland County, State of Michigan.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $37.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

PROMISSORY NOTE

Loan No: 801501081	(Continued)	Page 2

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future.  However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by   law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the debt against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

COLLATERAL. This loan is unsecured.

SBA PROVISION. When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using  such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax,  or liability. As to this Note, Borrower may  not claim or assert against SBA any local or state law to deny any obilgation, defeat any claim of SBA, or preempt federal law.

REPRESENTATIONS, AUTHORIZATIONS AND CERTIFICATIONS. Borrower  hereby certifies that:  (a) Borrower  has read the statements included   in the online credit application for the loan evidenced by this  Note,  including  the  Statements  Required  by  Law  and  Executive  Orders,  and Borrower understands them; (b) Borrower is eligible to receive a loan under the rules in effect at the time of application that had been issued by           the Small Business Administration  (SBA) implementing the Paycheck  Protection Program under Division  A, Title I of  the Coronavirus Aid,  Relief,    and Economic Security Act (CARES Act) (the “Paycheck Protection Program Rule”); (c) Borrower (1) is an independent contractor, eligible  self-employed individual, or sole proprietor or (2) employs no more than the greater  of 500  or employees  or, if  applicable, the  size standard in  number of employees established by the SBA in 13 C.F.R. 121.201 for the Borrower’s industry; (d) Borrower will comply, whenever applicable,           with the civil rights and other limitations in the application form; (e) all SBA loan proceeds will  be  used  only  for  business-related purposes  as specified in the loan application and consistent with  the  Paycheck  Protection  Program  Rule;  (f)  to  the  extent  feasible,  Borrower  will  purchase only American-made equipment and  products; (g) Borrower is  not engaged in any  activity  that is  illegal  under federal, state or  local law; (h) any   loan received by Borrower under Section 7(b)(2) of the Small  Business  Act  between  January  31,  2020  and  April  3,  2020  was  for  a  purpose other than paying payroll costs and other allowable uses of loans under  the  Paycheck  Protection  Program  Rule.  For  Borrowers  who  are  individuals: Borrower authorizes the SBA to request criminal record information about Borrower from criminal justice agencies for the purpose of determining eligibility for programs authorized by the Small Business Act, as amended

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

ELECTRONIC SIGNATURE.

This Note may be signed and delivered electronically using an electronic signature platform or other electronic means approved by Lender, and such electronically signed version shall be valid and enforceable as an original and admissible as such in any court or other proceeding; provided that if there shall simultaneously exist both a "paper out" printed version and an electronic version of this Note, then the "paper out" printed version of this Note bearing the legend "Original" applied and signed on behalf of Lender shall constitute the sole original and authoritative version.

GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability.  All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this  loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify  this loan without the consent of or notice to anyone other than the party with whom the modification is made.  The obligations under this  Note  are joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:

PERCEPTRON, INC.

By:	COPY
Bill Roeschlein, Treasurer of Perceptron, Inc.

LaserPro, Ver. 18.4.0.040 Copr. Finastra USA Corporation 1997, 2020. All Rights Reserved. - MI K:\CFI\LPL\D20.FC TR-215525 PR-217

DISBURSEMENT REQUEST AND AUTHORIZ

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$2,545,205.00	04-16-2020	04-01-2022	801501081	4A / US		***
References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing "***" has been omitted due to text length limitations.

		Lender:	TCF National Bank
Borrower:	Perceptron, Inc.		SBA PPP - 6582
	47827 Halyard Drive		2508 South Louise Ave
	Plymouth, MI 48170		Sioux Falls, SD 57106

LOAN TYPE. This is a Fixed Rate (1.000%) Nondisclosable Loan to a Corporation for $2,545,205.00 due on April 1, 2022.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

Personal, Family, or Household Purposes or Personal Investment.

X Business (Including Real Estate Investment).

SPECIFIC PURPOSE. The specific purpose of this loan is: Loan funds will be used solely for business-related purposes to retain workers and maintain payroll or make mortgage interest payments, lease payments and utility payments to support Borrower’s ongoing operations, and if applicable to refinance eligible Economic Injury Disaster Loan, each as permitted by the Paycheck Protection Program authorized by the Coronavirus Aid, Relief and Economic Security (CARES) Act.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $2,545,205.00 as follows:

Amount paid to Borrower directly:	$2,545,205.00
$2,545,205.00 Deposited to Account # 2552278950; Routing #072410013 (Chemical Bank)
Note Principal:	$2,545,205.00

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED APRIL 16, 2020.

BORROWER:

PERCEPTRON, INC.

By:
Bill Roeschlein, Treasurer of Perceptron, Inc.

LaserPro, Ver. 18.4.0.040 Copr. Finastra USA Corporation 1997, 2020. All Rights Reserved. - MI K:\CFI\LPL\I20.FC TR-215525 PR-217

DISBURSEMENT REQUEST AND AUTHORIZ

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$2,545,205.00	04-16-2020	04-01-2022	801501081	4A / US		***
References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing "***" has been omitted due to text length limitations.

		Lender:	TCF National Bank
Borrower:	Perceptron, Inc.		SBA PPP - 6582
	47827 Halyard Drive		2508 South Louise Ave
	Plymouth, MI 48170		Sioux Falls, SD 57106

LOAN TYPE. This is a Fixed Rate (1.000%) Nondisclosable Loan to a Corporation for $2,545,205.00 due on April 1, 2022.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

Personal, Family, or Household Purposes or Personal Investment.

X Business (Including Real Estate Investment).

SPECIFIC PURPOSE. The specific purpose of this loan is: Loan funds will be used solely for business-related purposes to retain workers and maintain payroll or make mortgage interest payments, lease payments and utility payments to support Borrower’s ongoing operations, and if applicable to refinance eligible Economic Injury Disaster Loan, each as permitted by the Paycheck Protection Program authorized by the Coronavirus Aid, Relief and Economic Security (CARES) Act.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $2,545,205.00 as follows:

Amount paid to Borrower directly:	$2,545,205.00
$2,545,205.00 Deposited to Account # 2552278950; Routing #072410013 (Chemical Bank)
Note Principal:	$2,545,205.00

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED APRIL 16, 2020.

BORROWER:

PERCEPTRON, INC.

By:	COPY
Bill Roeschlein, Treasurer of Perceptron, Inc.

LaserPro, Ver. 18.4.0.040 Copr. Finastra USA Corporation 1997, 2020. All Rights Reserved. - MI K:\CFI\LPL\I20.FC TR-215525 PR-217

Certificate Of Completion
Envelope Id: 7259499D94FE4A1F9C4F8582F62D27EC		Status: Completed
Subject: Please DocuSign: 1 -SBA PPP Perceptron, Inc. #801501081
Contract Number: 801501081
Source Envelope:
Document Pages: 11	Signatures: 5	Envelope Originator:
	Initials: 0	Maria Murawske
Certificate Pages:5		1405 Xenium Lane N
AutoNav: Enabled		Plymouth, MN 55441
EnvelopeId Stamping: Enabled		Maria.Murawske@chemicalbank.com
Time Zone: (UTC-05:00) Eastern Time (US & Canada)		IP Address: 205.167.199.122

Record Tracking
Status: Original 4/16/2020 9:09:02 AM	Holder: Maria Murawske Maria.Murawske@chemicalbank.com	Location: DocuSign
Status: Authoritative Copy (2 of 2 documents) 4/16/2020 11:06:20 AM	Holder: Maria Murawske Maria.Murawske@chemicalbank.com	Location: DocuSign
Status: Receipt Confirmed 4/16/2020 11:06:46 AM	Holder: Maria Murawske Maria.Murawske@chemicalbank.com	Location: TCF National Bank- eO Vaulting

Signer Events	Signature	Timestamp
Maria Murawske maria.murawske@chemicalbank.com Chemical Bank a division of TCF Bank Security Level: Email, Account Authentication		Sent: 4/16/2020 9:11:21 AM Viewed: 4/16/2020 9:11:26 AM Signed: 4/16/2020 9:11:30 AM
(None)	Signature Adoption: Pre-selected Style
Using IP Address: 205.167.199.122

Electronic Record and Signature Disclosure: Not Offered via DocuSign

Bill Roeschlein wroeschlein@perceptron.com		Sent: 4/16/2020 9:11:31 AM Viewed: 4/16/2020 11:03:57 AM Signed: 4/16/2020 11:06:18 AM
Security Level: Email, Account Authentication (None), Authentication
Signature Adoption: Pre-selected Style Using IP Address: 73.70.142.195

Authentication Details

ID Check:

Transaction: 31005062076415 Result: passed

Vendor ID: LexisNexis Type: iAuth

Recipient Name Provided by: Recipient Information Provided for ID Check: Address,

SSN9, SSN4, DOB

Performed: 4/16/2020 11:03:47 AM

Electronic Record and Signature Disclosure:

Accepted: 4/16/2020 11:03:57 AM

ID: 34656f00-8c33-432b-b729-72a65655c7b5

Company Name: TCF Bank

Question Details:

passed  property.county.real

passed  corporate.association.real

passed  vehicle.association.fake

passed  property.street.in.city.real

passed  corporate.association.real

passed  property.association.single.real

In Person Signer Events	Signature	Timestamp

Editor Delivery Events	Status	Timestamp

Agent Delivery Events	Status	Timestamp

Intermediary Delivery Events	Status	Timestamp

Certified Delivery Events	Status	Timestamp

Carbon Copy Events	Status	Timestamp

Witness Events	Signature	Timestamp

Notary Events	Signature	Timestamp

Envelope Summary Events	Status	Timestamps
Envelope Sent	Hashed/Encrypted	4/16/2020 9:11:31 AM
Certified Delivered	Security Checked	4/16/2020 11:03:57 AM
Signing Complete	Security Checked	4/16/2020 11:06:18 AM
Completed	Security Checked	4/16/2020 11:06:18 AM
Payment Events	Status	Timestamps
Electronic Record and Signature Disclosure

Electronic Record and Signature Disclosure created on: 1/25/2019 4:14:01 PM

Parties agreed to: Bill Roeschlein

ELECTRONIC RECORD AND SIGNATURE DISCLOSURE

From time to time, TCF Bank (we, us or Company) may be required by law to provide to you certain written notices or disclosures. Described below are the terms and conditions for providing to you such notices and disclosures electronically through the DocuSign system. Please read the information below carefully and thoroughly, and if you can access this information electronically to your satisfaction and agree to this Electronic Record and Signature Disclosure (ERSD), please confirm your agreement by selecting the check-box next to ‘I agree to use electronic records and signatures’ before clicking ‘CONTINUE’ within the DocuSign system.

Getting paper copies

At any time, you may request from us a paper copy of any record provided or made available electronically to you by us. You will have the ability to download and print documents we send to you through the DocuSign system during and immediately after the signing session and, if you elect to create a DocuSign account, you may access the documents for a limited period of time (usually 30 days) after such documents are first sent to you. After such time, if you wish for us to send you paper copies of any such documents from our office to you, you will be charged a $0.00 per-page fee. You may request delivery of such paper copies from us by following the procedure described below.

Withdrawing your consent

If you decide to receive notices and disclosures from us electronically, you may at any time change your mind and tell us that thereafter you want to receive required notices and disclosures only in paper format. How you must inform us of your decision to receive future notices and disclosure in paper format and withdraw your consent to receive notices and disclosures electronically is described below.

Consequences of changing your mind

If you elect to receive required notices and disclosures only in paper format, it will slow the speed at which we can complete certain steps in transactions with you and delivering services to you because we will need first to send the required notices or disclosures to you in paper format, and then wait until we receive back from you your acknowledgment of your receipt of such paper notices or disclosures. Further, you will no longer be able to use the DocuSign system to receive required notices and consents electronically from us or to sign electronically documents from us.

All notices and disclosures will be sent to you electronically

Unless you tell us otherwise in accordance with the procedures described herein, we will provide electronically to you through the DocuSign system all required notices, disclosures, authorizations, acknowledgements, and other documents that are required to be provided or made available to you during the course of our relationship with you. To reduce the chance of you inadvertently not receiving any notice or disclosure, we prefer to provide all of the required notices and disclosures to you by the same method and to the same address that you have given us. Thus, you can receive all the disclosures and notices electronically or in paper format through the paper mail delivery system. If you do not agree with this process, please let us know as described below. Please also see the paragraph immediately above that describes the consequences of your electing not to receive delivery of the notices and disclosures electronically from us.

How to contact TCF Bank:

You may contact us to let us know of your changes as to how we may contact you electronically, to request paper copies of certain information from us, and to withdraw your prior consent to receive notices and disclosures electronically as follows:

To contact us by email send messages to: skrumm@tcfbank.com

To advise TCF Bank of your new email address

To let us know of a change in your email address where we should send notices and disclosures electronically to you, you must send an email message to us at skrumm@tcfbank.com and in the body of such request you must state: your previous email address, your new email address. We do not require any other information from you to change your email address.

If you created a DocuSign account, you may update it with your new email address through your account preferences.

To request paper copies from TCF Bank

To request delivery from us of paper copies of the notices and disclosures previously provided by us to you electronically, you must send us an email to skrumm@tcfbank.com and in the body of such request you must state your email address, full name, mailing address, and telephone number. We will bill you for any fees at that time, if any.

To withdraw your consent with TCF Bank

To inform us that you no longer wish to receive future notices and disclosures in electronic format you may:

i.decline to sign a document from within your signing session, and on the subsequent page, select the check-box indicating you wish to withdraw your consent, or you may;

ii.send us an email to skrumm@tcfbank.com and in the body of such request you must state your email, full name, mailing address, and telephone number. We do not need any other information from you to withdraw consent.. The consequences of your withdrawing consent for online documents will be that transactions may take a longer time to process..

Required hardware and software

The minimum system requirements for using the DocuSign system may change over time. The current system requirements are found here: https://support.docusign.com/guides/signer-guide- signing-system-requirements.

Acknowledging your access and consent to receive and sign documents electronically

To confirm to us that you can access this information electronically, which will be similar to other electronic notices and disclosures that we will provide to you, please confirm that you have read this ERSD, and (i) that you are able to print on paper or electronically save this ERSD for your future reference and access; or (ii) that you are able to email this ERSD to an email address where you will be able to print on paper or save it for your future reference and access. Further, if you consent to receiving notices and disclosures exclusively in electronic format as described herein, then select the check-box next to ‘I agree to use electronic records and signatures’ before clicking ‘CONTINUE’ within the DocuSign system.

By selecting the check-box next to ‘I agree to use electronic records and signatures’, you confirm that:

•	You can access and read this Electronic Record and Signature Disclosure; and
•	You can print on paper this Electronic Record and Signature Disclosure, or save or send this Electronic Record and Disclosure to a location where you can print it, for future reference and access; and
•

Until or unless you notify TCF Bank as described above, you consent to receive exclusively through electronic means all notices, disclosures, authorizations, acknowledgements, and other documents that are required to be provided or made available to you by TCF Bank during the course of your relationship with TCF Bank.